UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 7, 2023

Bristow Group Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-35701	72-1455213
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3151 Briarpark Drive, Suite 700,	Houston,	Texas	77042
(Address of Principal Executive Offices)			(Zip Code)

Registrant’s telephone number, including area code	(713)	267-7600

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock $0.01 par value	VTOL	NYSE

Item 5.07	Submission of Matters to a Vote of Security Holders.
On June 7, 2023, Bristow Group Inc. (the “Company”) held its Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, the following four proposals were presented, as described in the Company's proxy statement filed with the Securities and Exchange Commission on April 24, 2023 (the "Proxy Statement"):

(1)	Election of eight director nominees named in the Proxy Statement to the Company’s Board of Directors (the "Board");
(2)	Advisory vote to approve named executive officer compensation;
(3)	Approval of an amendment to the Company’s 2021 Equity Incentive Plan; and
(4)	Ratification of the appointment of KPMG LLP as the Company’s independent auditors for 2023.

Proposal 1 - Election of Directors
The following eight director nominees were elected by the Company’s stockholders to serve on the Board for terms ending at the Company’s 2024 Annual Meeting of Stockholders, or until their successors are duly elected and qualified, by the following votes:

Nominee	For	Withheld	Broker Non-Vote
Christopher S. Bradshaw	25,456,817	114,629	1,195,768
Lorin L. Brass	21,490,536	4,080,910	1,195,768
Wesley E. Kern	25,405,561	165,885	1,195,768
Robert J. Manzo	15,612,168	9,959,278	1,195,768
G. Mark Mickelson	25,445,587	125,859	1,195,768
General Maryanne Miller, Ret.	25,457,941	113,505	1,195,768
Christopher Pucillo	21,492,153	4,079,293	1,195,768
Brian D. Truelove	21,489,708	4,081,738	1,195,768

Proposal 2 - Advisory Vote to Approve Named Executive Officer Compensation
The advisory vote to approve named executive officer compensation was approved by the Company’s stockholders by the following vote:

For	Against	Abstain	Broker Non-Vote
24,741,198	826,346	3,902	1,195,768

Proposal 3 – Approval of an Amendment to the Company's 2021 Equity Incentive Plan
The amendment to the Company’s 2021 Equity Incentive Plan was approved by the Company’s stockholders by the following vote:

For	Against	Abstain	Broker Non-Vote
24,937,880	629,995	3,571	1,195,768

Proposal 4 – Ratification of the Appointment of Independent Auditors
The ratification of the appointment of KPMG LLP as the Company’s independent auditors for 2023 was approved by the following vote:

For	Against	Abstain	Broker Non-Vote
26,637,979	128,161	1,074	None

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits
Exhibit No.	Description of Exhibit
104	Cover Page Interactive Data File – the cover page XBRL tags are embedded within the Inline XBRL document.

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRISTOW GROUP INC.
Date: June 9, 2023	By:	/s/ Elizabeth Matthews
Elizabeth Matthews Senior Vice President, General Counsel, Head of Government Affairs, and Corporate Secretary